Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF TOWNES G. PRESSLER,
EXECUTIVE CHAIRMAN OF ADAMS RESOURCES & ENERGY, INC.

In connection with this annual report of Adams Resources & Energy, Inc. (the “Registrant”) on Form 10-K for the annual period ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Townes G. Pressler, Executive Chairman of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 8, 2019	By:	/s/ Townes G. Pressler
Townes G. Pressler
Executive Chairman